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                                                                      EXHIBIT 4


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                                  SAFETY 1ST

                               SAFETY 1ST, INC.

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS OR NEW YORK, NEW YORK

COMMON STOCK

THIS CERTIFIES THAT                                     CUSIP 786475 10 3

                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS





is the owner of

 fully-paid and non-assessable shares of the COMMON STOCK, $.01 par value, of

===============================SAFETY 1ST, INC.==============================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
        This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the Commonwealth of Massachusetts and to the Restated Articles of Organization and Restated Bylaws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated

                                                      SAFETY 1ST, INC.


/s/[SIGNATURE]               [CORPORATE SEAL]      /s/[SIGNATURE]

                TREASURER                                       PRESIDENT

[set vertically on page]
COUNTERSIGNED AND REGISTERED
        STATE STREET BANK AND TRUST COMPANY
                (BOSTON)                TRANSFER AGENT
                                        AND REGISTRAR
BY
                                AUTHORIZED SIGNATURE


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                               SAFETY 1ST, INC.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Restated Articles of Organization and amendments thereto filed with the Secretary of State of the Commonwealth of Massachusetts.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common          UNIF GIFT MIN ACT - _____________ Custodian ______________
                                                                      (Cust)                    (Minor)
        TEN ENT - as tenants by the entireties                     under Uniform Gifts to Minors

        JT TEN  - as joint tenants with right of                   Act  ________________________
                  survivorship and not as tenants                               (State)
                  in common

                              Additional abbreviations may also be used though not in the above list.




For value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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                                                                         Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________________

                        _____________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:______________________________________________________

                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.